UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2006

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Loral Space & Communications Inc. (the "Company") announced on June 29, 2006 that Mr. C. Patrick DeWitt, previously President of Space Systems/Loral, Inc. ("SS/L"), the Company’s satellite manufacturing subsidiary, was elected to serve as SS/L’s Chief Executive Officer, and Mr. John Celli, previously Senior Vice President of SS/L, was elected to serve as SS/L’s President and Chief Operating Officer. As CEO of SS/L, it is expected that Mr. DeWitt will devote his primary focus to strategic matters and significant customer relationships, while Mr. Celli will assume responsibility for oversight of day-to-day operations at SS/L.

Mr. DeWitt, 60, has held senior management positions with SS/L and its predecessor companies since 1973. Further information regarding Mr. DeWitt, including his prior business experience and a description of his employment and indemnification agreements with SS/L, is described in, and incorporated by reference herein from, Part III, Item 10 (Directors and Executive Officers of the Registrant) and Item 11 (Executive Compensation) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Employment Agreement between Space Systems/Loral, Inc. and C. Patrick DeWitt dated November 21, 2005 (Management Compensation Plan)(Incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10 K for the fiscal year ended December 31, 2005)

Exhibit 10.2 Officers' and Directors' Indemnification Agreement between Space Systems/Loral, Inc. and C. Patrick DeWitt dated November 21, 2005 (Management Compensation Plan) (Incorporated by reference to Exhibit 10.16 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

June 29, 2006	By:	Avi Katz

Name: Avi Katz
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Exhibit 10.1 Employment Agreement between Space Systems/Loral, Inc. and C. Patrick DeWitt dated November 21, 2005 (Management Compensation Plan)(Incorporated by reference to Exhibit 10.14 of the Company's Annual Report on Form 10 K for the fiscal year ended December 31, 2005)
10.2	Officers' and Directors' Indemnification Agreement between Space Systems/Loral, Inc. and C. Patrick DeWitt dated November 21, 2005 (Management Compensation Plan) (Incorporated by reference to Exhibit 10.16 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005)